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                                                                  EXHIBIT 10.9

                            GULFMARK OFFSHORE, INC.

                    INSTRUMENT OF ASSUMPTION AND ADJUSTMENT
      (Amended and Restated 1993 Non-Employee Director Stock Option Plan)

         This Instrument of Assumption and Adjustment (the "Assumption") is executed by GULFMARK OFFSHORE, INC., a Delaware corporation ("New GulfMark"), in accordance with the provisions of that certain Agreement and Plan of Distribution dated December 5, 1995 ("Distribution Agreement") by and among GULFMARK INTERNATIONAL, INC. ("GulfMark"), New GulfMark and ENERGY VENTURES, INC. ("EVI") in connection with the stock distributions described below. All capitalized terms in this Assumption shall have the meaning assigned them in this preamble or in Paragraph 2, as applicable.

         1. Purpose. The purpose of this Assumption is to effect (a) the adoption and assumption by New GulfMark of the GulfMark Stock Option Plan as of the Distribution Date, (b) the assumption by New GulfMark of, and the substitution of New GulfMark Common Stock for GulfMark Common Stock with respect to, each outstanding GulfMark Stock Option as of the Distribution Date,
(c) an adjustment in the exercise price and number of shares subject to each outstanding GulfMark Stock Option as of the Distribution Date in accordance with the requirements of Section 424 of the Code, as required by the Distribution Agreement, to preserve the aggregate intrinsic value of each option and the ratio of the exercise price to the market value per share, and
(d) an adjustment in the aggregate number of shares issued or reserved for issuance pursuant to the Assumed Stock Option Plan in accordance with the antidilution adjustment provisions of the GulfMark Stock Option Plan.

         2. Definitions. Capitalized terms shall have the meanings ascribed to such terms in the preamble to this Assumption and as follows:

                 (a) Assumed Stock Option Plan: the GulfMark International, Inc. Amended and Restated 1993 Non-Employee Director Stock Option Plan, as assumed and adopted by New GulfMark from and after the Distribution Date.

                 (b) Code: the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                 (c) Distribution: the distribution by GulfMark of all the outstanding shares of New GulfMark Common Stock to the stockholders of record of GulfMark Common Stock as of the record date for the Distribution at the rate of two shares of New GulfMark Common Stock per share of GulfMark Common Stock.

                 (d)      Distribution Date:  April 30, 1997.

                 (e) GulfMark Common Stock: the common stock, par value $1.00 per share, of GulfMark.





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                 (f)      GulfMark Stock Option:  any option to purchase shares
         of GulfMark Common Stock outstanding under the GulfMark Stock Option Plan immediately prior to the Distribution Date.

                 (g) GulfMark Stock Option Agreement: any agreement between GulfMark and a holder of GulfMark Stock Options granted pursuant to the GulfMark Stock Option Plan.

                 (h) GulfMark Stock Option Plan: the GulfMark International, Inc. Amended and Restated 1993 Non-Employee Director Stock Option Plan.

                 (i) New GulfMark Adjusted Stock Option: any GulfMark Stock Option, as adjusted and assumed by New GulfMark pursuant to this Assumption from and after the Distribution Date.

                 (j) New GulfMark Common Stock: the common stock, $.01 par value per share, of New GulfMark.

         3. Assumption of GulfMark Stock Option Plan, Options and Agreements. As of the Distribution Date, New GulfMark hereby adopts and assumes the GulfMark Stock Option Plan, all outstanding GulfMark Stock Options granted thereunder, and all GulfMark Stock Option Agreements relating to outstanding GulfMark Stock Options granted pursuant to the GulfMark Stock Option Plan. From and after the Distribution Date,

                 (a) All references to the "Company" in the GulfMark Stock Option Plan and in any GulfMark Stock Option Agreement shall mean New GulfMark.

                 (b) All references to "Common Stock" in the GulfMark Stock Option Plan and in any GulfMark Stock Option Agreement shall mean the New GulfMark Common Stock.

                 (c) All references to "Plan" in the GulfMark Stock Option Plan or in any GulfMark Stock Option Agreement shall mean the Assumed Stock Option Plan.

         4. Treatment of Outstanding GulfMark Stock Options. Effective as of the Distribution Date, each outstanding GulfMark Stock Option shall constitute a New GulfMark Adjusted Stock Option to purchase New GulfMark Common Stock, and in accordance with the antidilution adjustment provisions of the GulfMark Stock Option Plan, the number of shares covered by, and the exercise price of, each GulfMark Stock Option, and the remaining terms and conditions of each outstanding GulfMark Stock Option shall be adjusted as follows:

                 (a) The grant date of each New GulfMark Adjusted Stock Option shall be the date of grant of the GulfMark Stock Option replaced thereby, and the expiration date of each New GulfMark Adjusted Stock Option shall be the expiration date of the GulfMark Stock Option replaced thereby; provided,





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         however, that service with GulfMark prior to the Distribution shall be treated under each New GulfMark Adjusted Stock Option as service with New GulfMark.

                 (b) The number of shares of New GulfMark Common Stock covered by each New GulfMark Adjusted Stock Option shall be the number of shares covered by the GulfMark Stock Option being replaced thereby, multiplied by a fraction equal to the ratio of the pre-Distribution market price per share of GulfMark Common Stock to the post-Distribution market price per share of New GulfMark Common Stock.

                 (c) The per share exercise price of each New GulfMark Adjusted Stock Option shall be the exercise price per share of the GulfMark Stock Option being replaced thereby, multiplied by a fraction equal to the ratio of the post-Distribution market price per share of the New GulfMark Common Stock to the pre-Distribution market price per share of GulfMark Common Stock.

                 (d) For purposes of the foregoing adjustments, (i) the pre-Distribution market price per share of GulfMark Common Stock shall be deemed to be the closing price per share of GulfMark Common Stock as reported by The Nasdaq Stock Market on the last day on which GulfMark Common Stock is traded on The Nasdaq Stock Market, and (ii) the post-Distribution market price per share of New GulfMark Common Stock shall be deemed to be the closing price per share of New GulfMark Common Stock as reported by The Nasdaq Stock Market on the first day on which New GulfMark Common Stock is traded on The Nasdaq Stock Market following the Distribution.

                 (e) The vesting and exercise provisions of each New GulfMark Adjusted Stock Option shall be identical to the vesting and exercise provisions of the GulfMark Stock Option replaced thereby.

                 (f) The remaining terms and conditions of each New GulfMark Adjusted Stock Option shall be substantially the same as in effect for the GulfMark Stock Option replaced thereby.

         5. Adjustment of Automatic Grant Provisions. Pursuant to the antidilution adjustment provisions of the GulfMark Stock Option Plan, each automatic grant pursuant to Section 4 of the GulfMark Stock Option Plan from and after the Distribution Date shall be adjusted to cover twice the number of option shares referenced in the GulfMark Stock Option Plan, in order to reflect the Distribution of two shares of New GulfMark Common Stock per share of GulfMark Common Stock.

         6. Adjustment of Aggregate Number of Option Shares. Pursuant to the antidilution adjustment provisions of the GulfMark Stock Option Plan, the total number of option shares that may be granted pursuant to the Assumed Stock Option Plan shall be as follows:





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
                                       GulfMark Stock       New GulfMark Assumed
                                         Option Plan         Stock Option Plan
                                   (Originally Authorized)    (As Adjusted)
                                    ---------------------      -----------
       Option Shares Exercised                    0                     0
       Option Shares Outstanding             50,000            [        ]  *
       Option Shares Available              150,000               300,000  **
                                            -------            ----------
               Total                        200,000            [        ]  ***
                                            =======            ==========

         *To be supplied by post-Distribution Date exhibit on May 2, 1997, with each outstanding GulfMark Stock Option being adjusted in accordance with Section 424 of the Code, as required by the Distribution Agreement and as set forth in Section 4(b) above, to preserve aggregate intrinsic value and the ratio of the exercise price to the market value per share.

         **Each remaining option share being adjusted to reflect the Distribution of two shares of New GulfMark Common Stock per share of GulfMark Common Stock.

         ***To be supplied by post-Distribution Date exhibit on May 2, 1997.

         7. Intent of Option and Plan Adjustments. The adjustments to each outstanding GulfMark Stock Option are designed solely to preserve the aggregate intrinsic value of each option and the ratio of the exercise price to the market value per share, in accordance with the requirements of Section 424 of the Code, as required by the Distribution Agreement and as permitted by
Section 12 of the GulfMark Stock Option Plan. The adjustments to the aggregate number of shares issued and reserved for issuance pursuant to the GulfMark Stock Option Plan are designed solely (i) to give effect to the adjustment in outstanding option shares described above, and (ii) to reflect the two-for-one nature of the Distribution.

         8. Termination of GulfMark Obligations. From and after the Distribution Date, all obligations of GulfMark pursuant to (i) the GulfMark Stock Option Plan, (ii) all outstanding GulfMark Stock Options granted thereunder, and (iii) all GulfMark Stock Option Agreements relating to outstanding GulfMark Stock Options granted pursuant to the GulfMark Stock Option Plan, respectively, shall terminate, and neither GulfMark nor EVI shall have any further obligation whatsoever thereunder.

         9. Miscellaneous. This Assumption is executed and shall constitute an instrument supplemental to the GulfMark Stock Option Plan and shall be construed with and as a part of the GulfMark Stock Option Plan. Except as modified and expressly amended by this Assumption and any other supplement or amendment, the GulfMark Stock Option Plan is in all respects adopted, assumed, ratified and confirmed by New GulfMark, and all of the terms provisions and conditions thereof, as supplemented hereby, shall be and remain in full force and effect.





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         EXECUTED and effective as of the Distribution Date.

                                        GULFMARK OFFSHORE, INC.



                                        By:    /s/Frank R. Pierce
                                            -----------------------------------
                                            Frank R. Pierce,
                                            Executive Vice President





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                                   EXHIBIT A
                   TO INSTRUMENT OF ASSUMPTION AND ADJUSTMENT
      (AMENDED AND RESTATED 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN)


                                       GulfMark Stock       New GulfMark Assumed
                                         Option Plan         Stock Option Plan
                                   (Originally Authorized)    (As Adjusted)
                                    ---------------------      -----------
        Option Shares Exercised                   0                     0
        Option Shares Outstanding            50,000               245,690  *
        Option Shares Available             150,000               300,000  **
                                            -------               -------
                Total                       200,000               545,690
                                            =======               =======

         *Each outstanding GulfMark Stock Option being adjusted in accordance with Section 424 of the Code, as required by the Distribution Agreement and as set forth in Section 4(b) above, to preserve aggregate intrinsic value and the ratio of the exercise price to the market value per share.

         **Each remaining option share being adjusted to reflect the Distribution of two shares of New GulfMark Common Stock per share of GulfMark Common Stock.





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